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                                                                    EXHIBIT 10.3


                            MEDICAL DISCOVERIES, INC.
    SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS

                              SUBSCRIPTION AGREEMENT

                                                                December 3, 2004

Mercator Advisory Group LLC
Mercator Momentum Fund, LP
Mercator Momentum Fund III, LP
555 South Flower Street, Suite 4500
Los Angeles, California 90071

Ladies and Gentlemen:

Medical Discoveries, Inc. a Utah corporation (the "COMPANY"), hereby confirms its agreement with Mercator Momentum Fund, LP, a California limited partnership and Mercator Momentum Fund III, LP, a California limited partnership (collectively, the "PURCHASER") and Mercator Advisory Group, LLC, a California limited liability company ("MAG"), as set forth below.

            1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchaser an aggregate of: (a) Thirty Thousand (30,000) shares of its Series A Convertible Preferred Stock (the "SERIES A STOCK"), which shall be convertible into shares (the "CONVERSION SHARES") of the Company's Common Stock (the "COMMON STOCK") in accordance with the formula set forth in the Certificate of Designations further described below and (b) 22,877,478 warrants, substantially in the form attached hereto at Exhibit A (the "WARRANTS"), to acquire an equal number of shares of Common Stock (the "WARRANT SHARES"). The rights, preferences and privileges of the Series A Stock are as set forth in the Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock as filed with the Secretary of State of the State of Utah (the "CERTIFICATE OF DESIGNATIONS") in the form attached hereto as Exhibit B. The number of Conversion Shares and Warrant Shares that Purchaser may acquire at any time are subject to limitation in the Certificate of Designations and in the Warrants, respectively, so that the aggregate number of shares of Common Stock of which Purchaser and all persons affiliated with Purchaser have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) does not at any time exceed 9.99% of the Company's then outstanding Common Stock.

            The Series A Stock and the Warrants are sometimes herein collectively referred to as the "SECURITIES." This Agreement, the Certificate of Designations, Registration Rights Agreement and the Warrant Agreements are sometimes herein collectively referred to as the "TRANSACTION DOCUMENTS."

            The Securities will be offered and sold to the Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

      In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Purchaser its periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). These reports, forms, schedules, statements, documents, filings and amendments, are collectively referred to as the "DISCLOSURE DOCUMENTS." All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

      2. Representations and Warranties of the Company. Except as set forth on the Disclosure Schedule (the "DISCLOSURE SCHEDULE") delivered by the Company to Purchaser on the Closing Date (as defined in Section 3 below), the Company represents and warrants to and agrees with Purchaser and MAG as follows:

            (a) The Disclosure Documents as of their respective dates did not, and will not (after giving effect to any updated disclosures therein) as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Disclosure Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the SEC, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.

            (b) Schedule A attached hereto sets forth a complete list of the subsidiaries of the Company (the "SUBSIDIARIES"). Each of the Company and its Subsidiaries has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT"); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in on Schedule B attached hereto (the "COMPANY CAPITALIZATION"); except as set forth in the Disclosure Documents or on Schedule A, the Company does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued,

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are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; except as set forth in the Disclosure Documents, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding; and except as set forth in the Disclosure Documents or on Schedule C, there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company's or any Subsidiary's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.

                  (c) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "ENFORCEABILITY EXCEPTIONS").

                  (d) The Series A Stock and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable. The Conversion Shares issuable have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Series A Stock in accordance with the terms of the Certificate of Designations, will have been validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will have been validly issued, fully paid and non-assessable. The Common Stock of the Company conforms to the description thereof contained in the Disclosure Documents. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

                  (e) No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Securities as described in this Agreement, except for such consents,

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approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or (iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) Except as set forth on Schedule D, none of the Company or the Subsidiaries is (i) in material violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as described in the Disclosure Documents, in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

                  (g) The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the Certificate of Incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or
(b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries; which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

                  (h) The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in shareholders' equity of the entities, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim un-audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and each of the auditors previously engaged by the Company or to be

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engaged in the future by the Company is an independent certified public accountant as required by the Securities Act for an offering registered thereunder.

                  (i) Except as described in the Disclosure Documents, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

                  (j) The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents. None of the Company or the Subsidiaries has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                  (k) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents ("PERMITS"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                  (l) Subsequent to the respective dates as of which information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business or (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of capital stock by the Company), (iii) there has not been any material increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect, and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake,

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accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

                  (m) There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents. Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (n) Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect. All material leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect.

                  (o) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                  (p) None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (q) None of the Company or the Subsidiaries or, to the knowledge of any of such entities' directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in the stabilization or manipulation of the price of the Common Stock.

                  (r) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or engaged in any other conduct that would cause such offering to be constitute a

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 public offering within the meaning of Section 4(2) of the Securities Act.
 Assuming the accuracy of the representations and warranties of the Purchaser in
 Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Securities Act.

                  (s) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

                  (t) Each of the Company and the Subsidiaries carries general liability insurance coverage comparable to other companies of its size and similar business.

                  (u) Each of the Company and the Subsidiaries maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and (C) access to its material assets is permitted only in accordance with management's authorization and (D) the values and amounts reported for its material assets are compared with its existing assets at reasonable intervals.

                  (v) Except for a due diligence fee payable to MAG and a brokerage commission payable to Ascendiant Securities, LLC, the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Transaction Documents.

                  (w) The Common Stock is traded on the Over-the-Counter Bulletin Board (the "OTC BB"). Except as described in the Disclosure Documents, the Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the National Association of Securities Dealers.

                  (x) The Company is eligible to use SB-2 for the resale of the Conversion Shares and the Warrant Shares by Purchaser or their transferees and the Warrant Shares by Purchaser, MAG or their transferees. The Company has no reason to believe that it is not capable of satisfying the registration or qualification requirements (or an exemption therefrom) necessary to permit the resale of the Conversion Shares and the Warrant Shares under the securities or "blue sky" laws of any jurisdiction within the United States.

                  (y) Set forth on Schedule E is the Company's intended use of the proceeds from this transaction.

                  (z) Except as set forth on Schedule F, none of the officers or directors of the Company (i) has been convicted of any crime (other than traffic violations or misdemeanors not involving fraud) or is currently under investigation or indictment for any such crime, (ii) has been found by a court or governmental agency to have violated any securities or commodities law or to have committed fraud or is currently a party to any legal proceeding in which either is alleged, (iii) has been the subject of a proceeding under

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the bankruptcy laws or any similar state laws, or (iv) has been an officer, director, general partner, or managing member of an entity which has been the subject of such a proceeding.

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and Purchaser agree to purchase from the Company, 30,000 shares of Series A Stock at $100.00 per share in the amounts shown on the signature page hereto. In connection with the purchase and sale of Series A Stock, for no additional consideration, the Purchaser and MAG will receive Warrants to purchase up to an aggregate number of shares of Common Stock as set forth in the Registration Rights Agreement attached hereto as Exhibit D, subject to adjustment as set forth in paragraph 1 above.

            The execution of definitive documents relating to the transactions described herein (the "EXECUTION") shall take place at a time and on a date (the "EXECUTION DATE") to be specified by the parties, which will be no later than 5:00 p.m. (Pacific time) on December 7, 2004. On the Execution Date, the Company shall deliver (a) certificates in definitive form for the Series A Stock in the names and amounts set forth on the signature page hereto, (b) Warrants, in the names and amounts set forth on the signature page hereto, (c) the Subscription Agreement, Certificate of Designation and Registration Rights Agreement, each duly executed on behalf of the Company, and (d) the Opinion of Counsel in the form attached hereto as Exhibit C. On the Execution Date, Purchaser shall deliver (i) the Subscription Agreement and Registration Rights Agreement, each duly executed on behalf of the Purchaser and MAG. The closing ("CLOSING") will occur when the following contingencies (the "CONTINGENCIES") have been satisfied: (a) all documents and instruments necessary or appropriate to effect the transactions contemplated herein are exchanged by the parties, (b) no default has occurred or exists under the terms of this Subscription Agreement,
(c) the officer certificates required pursuant to Section 5(c) of this Subscription Agreement have been delivered to Purchaser and MAG, and (d) Company has delivered to MAG and Purchaser copies of executed definitive documents relating to the Acquisition by the Company of substantially all of the assets of SaveTherapeutics AG (as further described in Schedule E Use of Proceeds) and certified that such Acquisition has closed. All actions taken at the Closing will be deemed to be taken simultaneously and the date on which such actions take place shall be the "CLOSING DATE".

            Upon satisfaction of the all of the Contingencies, Purchaser shall deliver to the escrow holder via wire transfer the Purchase Price or $3,000,000. Upon receipt of the funds, the escrow holder shall release (a) to the Company, the sum of $2,750,000 (b) to MAG, the Due Diligence Fee of $90,000, and the legal fees in the amount of $10,000, and (c) to Ascendiant Securities, LLC, the sum of $150,000. In the event that all of the Contingencies are not satisfied on or before January 31, 2004, then (x) the escrow holder shall return all funds to Purchaser, (y) MAG shall return the Series A Stock certificates and the Warrants to the Company, and (z) this Agreement and cancel and be of no further force or effect.

            4. Certain Covenants of the Company. The Company covenants and agrees with Purchaser as follows:

                  (a) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (b) The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.

                  (c) None of the proceeds of the Series A Stock will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.

                  (d) Subject to Section 10 of this Agreement, the Conversion Shares and the Warrant Shares will be eligible for trading on the OTC BB or such market on which the Company's shares are subsequently listed or traded, immediately following the effectiveness of the Registration Statement.

                  (e) The Company will use best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchaser to purchase and accept delivery of the Securities.

                  (f) Until the first anniversary of this Agreement, the Purchaser shall have a right of first refusal on any financing in which the Company is the issuer of debt or equity securities.

            5. Conditions of the Purchaser' Obligations. The obligation of Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

                  (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (b) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against Purchaser relating to the issuance of the Securities or Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the Disclosure Documents.

                  (c) The Purchaser shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect of paragraphs 5(a) and (b).

                  (d) The Purchaser shall have received an opinion of Stoel Rives LLP with respect to the authorization of the Series A Stock, the Conversion Shares, the Warrants and the Warrant Shares and other customary matters in the form attached hereto as Exhibit C.

            6. Representations and Warranties of the Purchaser.

                  (a) Each of Purchaser and MAG represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) are being acquired for its own account for investment and with no intention of distributing or reselling such Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Conversion Shares or Warrant Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Securities.

                  (b) Each of Purchaser and MAG understands that the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

            Each of Purchaser and MAG agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be):

      THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

            The legend set forth above may be removed if and when the Conversion Shares or the Warrant Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Series A Stock, the Warrants, the Conversion Shares and the Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Purchaser agrees that, in connection with any transfer of the Conversion Shares or the Warrant Shares by it pursuant to an effective registration statement under the Securities Act, Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Series A Stock, the Warrants, the Conversion Shares or the Warrant Shares.

                  (c) Each of Purchaser and MAG is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. Neither Purchaser nor MAG learned of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

                  (d) Each of Purchaser and MAG represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                  (e) Purchaser represents and warrants to the Company that (i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

                  (f) Each of Purchaser and MAG represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, controlling persons or shareholders holding 5% or more of the Common Stock outstanding on the Closing Date, has taken or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock.

                  (g) Each of Purchaser and MAG acknowledges it or its representatives have reviewed the Disclosure Documents and further acknowledges that it or its representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

                  (h) Each of Purchaser and MAG represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("THIRD PARTY REPORTS"). Purchaser understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

                  (i) Each of Purchaser and MAG understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents supplied to Purchaser by the Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

                  (j) Each of Purchaser and MAG understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

                  (k) Purchaser has been duly formed and is validly existing in good standing as an international business company under the laws of its jurisdiction of incorporation. MAG has been duly organized and is validly existing in good standing as a limited liability company under the laws of its jurisdiction of organization.

            7. Covenants of Purchaser Not to Short Stock. Purchaser, on behalf of themselves and their affiliates, hereby covenant and agree not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series A Stock or the exercise of the Warrants.

            8. Termination.

                  (a) This Agreement may be terminated in the sole discretion of the Company by notice to Purchaser if at the Closing Date:

                        (i) the representations and warranties made by Purchaser in Section 6 are not true and correct in all material respects; or

                        (ii) as to the Company, the sale of the Securities hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

                  (b) This Agreement may be terminated by Purchaser or MAG by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of the Company on the OTC BB shall have been suspended.

                  (c) This Agreement may be terminated by mutual written consent of all parties.

            9. Registration. On or before December 15, 2004, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the maximum number of Conversion Shares issuable upon conversion of the Series A Stock and the Warrant Shares (collectively, the "REGISTRABLE SECURITIES"), as set forth in the Registration Rights Agreement attached hereto as Exhibit D. Within 90 days after filing the Registration Statement, such Registration Statement must be declared effective by the SEC.

            10. Event of Default. If an Event of Default (as defined below) occurs and remains uncured for a period of 5 days, the Purchaser and MAG shall have the right to exercise any or all of the rights given to the Purchaser and MAG relating to the Securities, as further described in the Certificate of Designations. In addition, the price at which the shares of Series A Stock may be converted into Common Stock shall be reduced from 85% of the Market Price (as defined in the Certificate of Designations) to 75% of the Market Price, subject to the Ceiling Price and Floor Price as those terms are defined in the Certificate of Designations.

            An "EVENT OF DEFAULT" shall include the commencement by the Company of a voluntary case or proceeding under the bankruptcy laws or the Company's failure to: (i) discharge or stay a bankruptcy proceeding within 60 days of such action being taken against the Company, (ii) file the Registration Statement with the SEC on or before December 15, 2004, (iii) have the Registration Statement deemed effective by the SEC within 90 days after the date of filing of the Registration statement (iv) maintain trading of the Company's Common Stock on the OTC BB except for any periods when the stock is listed on the NASDAQ Small Stock Market, the NASDAQ National Stock Market, the AMEX or the NYSE, (v) pay the expenses referred to below or the Due Diligence Fee within three (3) days after the Closing; or (vi) deliver to Purchaser, or Purchaser broker, as directed, Common Stock that Purchaser have converted within three (3) business days of such conversions.

IN THE EVENT THAT THE COMPANY FAILS TO FILE THE REGISTRATION STATEMENT WITH THE SEC ON OR BEFORE DECEMBER 15, 2004, AS A REMEDY FOR SUCH AN EVENT OF DEFAULT , COMPANY SHALL PAY TO PURCHASER, IN CASH, $2,000.00 FOR EACH DAY THAT THE REGISTRATION STATEMENT FILING IS DELAYED. PURCHASER AND COMPANY ACKNOWLEDGE AND AGREE THAT THEY HAVE MUTUALLY DISCUSSED THE IMPRACTICALITY AND EXTREME DIFFICULTY OF FIXING THE ACTUAL DAMAGES PURCHASER WOULD INCUR IN THE CASE OF SUCH AN EVENT OF DEFAULT, AND THAT AS A RESULT OF SUCH DISCUSSION THE PARTIES AGREE THAT $2,000.00 FOR EACH DAY THAT THE REGISTRATION STATEMENT FILING IS DELAYED REPRESENTS A REASONABLE ESTIMATE OF THE ACTUAL DAMAGES WHICH PURCHASER WOULD INCUR IN THE CASE OF SUCH AN EVENT OF DEFAULT. BY SIGNING IN THE SPACES WHICH FOLLOW, PURCHASER AND COMPANY SPECIFICALLY AND EXPRESSLY AGREE TO ABIDE BY THE TERMS AND PROVISIONS OF THIS PARAGRAPH CONCERNING LIQUIDATED DAMAGES.

Company:

Medical Discoveries, Inc.,
a Utah corporation

By: /s/ J. M. Robinett
    -------------------------------
    Judy M. Robinett, President and CEO

    [Printed Name and Title]

Mercator Momentum Fund, L.P.

By: Mercator Advisory Group, LLC
Its: General Partner

By: /s/ David Firestone
    -------------------
Name: David Firestone
Its: Managing Member

Mercator Momentum Fund III, L.P.

By: Mercator Advisory Group, LLC
Its: General Partner

By:__________________
Name: David Firestone
Its: Managing Member

            11. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser or MAG, to the address set forth for such party on the signature page hereto.

                                If to the Company:

                                Medical Discoveries, Inc.
                                738 Aspenwood Lane
                                Twin Falls, Idaho 83301
                                Attention: Judy M. Robinett
                                Telephone: (208) 736-1799
                                Facsimile: (208) 733-5877

                                with a copy to:

                                Stoel Rives LLP
                                101 S. Capitol Blvd., Suite 1900
                                Boise, Idaho 83702
                                Attn: Stephen R. Drake
                                Telephone: (208) 387-4286
                                Facsimile: (208) 389-9040

            All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery, (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

            12. Survival Clause. The respective representations, warranties, agreements and covenants of the Company and the Purchaser set forth in this Agreement shall survive until the first anniversary of the Closing.

            13. Fees and Expenses. Within three (3) days of Closing, the Company agrees to pay Purchaser' legal expenses incurred in connection with the preparation and negotiation of the Transaction Documents up to $10,000. Any amounts paid by Company upon execution of the Term Sheet will be credited against this amount.

            14. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Warrants or the Certificate of Designations, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

            15. Successors. This Agreement shall inure to the benefit of and be binding upon Purchaser, MAG and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

            16. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, MAG or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, MAG or Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company, MAG or Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company, MAG and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, MAG or Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

            17. Entire Agreement. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

            18. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

            19. APPLICABLE LAW THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT. AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRURD IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES. CALIFORNIA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

            20. Counterparts. This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

21. If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Purchaser and MAG.

                                Very truly yours.

                                Medical DISCOVERIES, INC.

                                By: /s/ Judy M. Robinett
                                    -------------------
                                    Name: Judy M. Robinett
                                    Title: President & CEO

ACCEPTED AND AGREED:

MERCATOR ADVISORY GROUP, LLC

By: /s/ David Firestone
    -------------------
    David Firestone
    Managing Member

MERCATOR MOMENTUM FUND III, L.P.

By: Mercator Advisory Group, LLC
Its: General Partner

By: /s/ David Firestone
    -------------------
Name: David Firestone
Its: Managing Member

MERCATOR MOMENTUM FUND, L.P.

By: Mercator Advisory Group, LLC
Its: General Partner

By: /s/ David Firestone
    ---------------------
Name: David Firestone
Its: Managing Member

Addresses for Notice to Purchaser and MAG:

Mercator Advisory Group, LLC
555 South Flower Street, Suite 4500
Los Angeles, California 90071
Attention: David Firestone
Facsimile: (213)533-8285

with copy to:

David C. Ulich, Esq.
Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Facsimile: (213) 620-1398

                        MERCATOR           MERCATOR         MERCATOR
                        MOMENTUM          MOMENTUM          ADVISORY
                        FUND, LP        FUND III, LP       GROUP, LLC         TOTAL
                      ------------    -----------------   -----------     -------------
INVESTMENT            $  1,775,000    $       1,225,000             -     $   3,000,000

PREFERRED SHARES            17,750               12,250             -            30,000

WARRANTS                 6,748,856            4,689,883    11,438,739        22,877,478

                                   Schedule A

          Direct and Indirect Subsidiaries of Medical Discoveries, Inc.

                                      None.

                                   Schedule B

                             Company Capitalization
                                 (Fully Diluted)

Common Stock issued and outstanding                                104,581,669
Common Stock pending issuance                                        1,950,000
Options outstanding under 1993 Stock Option Plan                     3,483,000
Options outstanding under 2002 Stock Incentive Plan                 16,000,000
Shares available under 2002 Stock Incentive Plan                     3,500,000
Warrants Outstanding                                                 8,437,488
                                                                   -----------

Total Common stock and equivalents                                 137,952,157
                                                                   ===========

Series A Preferred Stock                                                42,000
                                                                   ===========

                                   Schedule C

                               Other Arrangements

             None other than outstanding warrants and option grants.

                                   Schedule D

                                   Violations

                                      None.

                                   Schedule E
                                 Use of Proceeds

The proceeds shall be used by the Company for the acquisition of substantially all of the assets of Save Therapeutics AG on terms acceptable to the Company.

                                   Schedule F

                        Criminal Records and Bankruptcies

                                      None.

                                    Exhibit A

                                     Warrant

                                    Exhibit B

                         Certificate of Designations of
                      Series A Convertible Preferred Stock
                                       of
                            Medical Discoveries, Inc.

                                    Exhibit C

                              Form of Legal Opinion

Mercator Advisory Group
555 S. Flower St., Suite 4500
Los Angeles, CA 90071

            Re: Private Placement of Securities of Medical Discoveries Inc.

Ladies and Gentlemen:

            This opinion is furnished to you pursuant to Section 5(d) of that certain Subscription Agreement dated as of November 29,2004 (the "SUBSCRIPTION AGREEMENT") by and among you, Monarch Pointe Fund, Ltd. ("PURCHASER"), and Medical Discoveries Inc. (the "COMPANY").

            We have acted as counsel to the Company in connection with the proposed issuance and sale of (a) (30,000 shares of Series A Convertible Preferred Stock (the "SERIES A STOCK") convertible into shares of Common Stock of the Company and (b) stock purchase warrants (the "WARRANTS") sold pursuant to the Subscription Agreement.

DOCUMENTS REVIEWED

            In connection with rendering the opinions set forth herein, we examined the Company's Amended and Restated Articles of Incorporation and its By-Laws, each as amended to date, and the proceedings of the Company's Board of Directors and shareholders taken in connection with issuing the Securities, and the following additional documents:

            1. The Subscription Agreement;

            2. The Certificate of Designations of Preferences and Rights of Series a Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATIONS");

            3. The Warrant to Purchase Common Stock (together with the Subscription Agreement and the Certificate of Designations, the "TRANSACTION DOCUMENTS"); and

            4. A Good Standing Certificate,
dated___________________________________________,
2004, issued by the Utah Department of Commerce.

ASSUMPTIONS

            In conducting our examination, we have assumed the following: (i) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies, and (ii) that the Subscription Agreement has been duly and validly authorized, executed, and delivered by the parties thereto other than the Company.

OPINIONS

            Based upon and subject to the assumptions, qualifications and limitations set forth in this letter, we are of the opinion that:

            1.The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah, with corporate power to own its properties and to conduct its business.

            2.The Company has the corporate power to execute, deliver and perform the Transaction Documents, including the Exhibits, thereto. The Transaction Documents have been duly authorized by all requisite corporate action by the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their terms except as rights to indemnification thereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by equitable principles.

                  (a) The authorized capital stock of the Company consists of 50,000,000 shares of Preferred Stock, and 250,000,000 shares of Common Stock.

                  (b) The shares of the Company's Series A Stock have been duly authorized and, upon issuance, delivery, and payment therefor as described in the Subscription Agreement, will be validly issued, folly paid and non-assessable.

                  (c) The shares of the Company's Common Stock initially issuable upon conversion of the shares of Series A Stock sold have been duly authorized and reserved for issuance and, upon issuance and delivery upon conversion of the Series A Stock as described in the Certificate of Designations, will be validly issued, fully paid and non-assessable.

                  (d) The shares of the Company's Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance, and upon issuance, delivery, and payment therefor in accordance with the Warrants, will be validly issued, fully paid and non-assessable.

            3. The Company's execution and delivery of the Transaction Documents and the issue and sale of the Series A Stock and the Warrants, on the terms and conditions set forth in the Subscription Agreement, will not violate any law of the United States or the State of Utah, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Utah, or any provision of the Company's Articles of Incorporation or Bylaws.

            4. No consent, approval, order or authorization of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issuance and sale of the Series A Stock and the Warrants pursuant to the Transaction Documents, except such as have been obtained or made and such as may be required under applicable securities laws.

            5. On the assumption that the representations of the Purchaser and you in the Subscription Agreement are correct and complete, the offer and sale of the Series A Stock and the Warrants pursuant to the terms of the Subscription Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of California securities statutes and regulations, and, under such securities laws as they presently exist, the issuance of the Company's Common Stock upon conversion of the Series A Stock and exercise of the Warrants would also be exempt from such registration and qualification requirements.

            6. To our knowledge there is no pending or overtly threatened action, proceeding or governmental investigation with respect to the Company's sale of Series A Stock and Warrants pursuant to the Transaction Documents.

LIMITATIONS

            Whenever a statement herein is qualified by "to our knowledge," or similar phrase, it is intended to indicate that, during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of Stephen R. Drake, the attorney in this firm who has rendered legal services in connection with the transaction described in the first two paragraphs of this letter. However, we have not undertaken any independent inquiry to determine the accuracy of such statement, and any limited inquiry undertaken by us should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of the Company.

            This opinion is based solely upon the laws of the United States and the State of Utah, as currently in effect, and does not include an interpretation or statement concerning the laws of any other state or jurisdiction.

            This opinion is subject to the following additional qualifications:

            - We express no opinion as to the effects or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity); and

            - This opinion is qualified by the limitations imposed by statutes and principles of law and equity that provide that certain covenants and provisions of agreements are unenforceable where such covenants or provisions are unconscionable or contrary to public policy or where enforcement of such covenants or provisions under the circumstances would violate the enforcing party's implied covenant of good faith and fair dealing.

            This opinion is rendered as of the date set forth above solely for your benefit and the benefit of your counsel and may not be reviewed, relied upon, used, circulated, referred to or quoted to any party without our prior written consent.

            We make no undertaking to supplement this opinion if, after the date hereof, facts or circumstances come to our attention or changes in the law occur which could affect such opinion.

                                                Very truly yours

                                                STOEL RIVES LLP

                                    Exhibit D

                          Registration Rights Agreement

                                       -1-